UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877

Z Seven Fund, Inc.
(Exact name of registrant as specified in charter)

1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Address of principal executive offices)      (Zip code)

Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Name and address of agent for service)

Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT DECEMBER 31, 2006

1.

ACCOUNTING PROCEDURES:

RELIABILITY & CONSERVATISM

2.

CONSISTENCY OF OPERATING

EARNINGS GROWTH

3.

STRENGTH OF INTERNAL

EARNINGS GROWTH

4.

BALANCE SHEET:

WORKING CAPITAL

5.

BALANCE SHEET:

CORPORATE LIQUIDITY

6.

RECOGNITION:

OWNER DIVERSIFICATION

7.

VALUE: P/E UNDER 10

Forward Looking Statements

When used in this annual report, and in future filings by Z-Seven Fund (“the Fund”) with the Securities and Exchange Commission, in the Fund’s press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven’s Statement of Purpose

Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks).  The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors.  These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the 23-year history of the Fund, to not repeat these errors.  In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a closed-end fund.  His criteria for selecting high quality, undervalued growth stocks have stood the test of time for 33 ½ years.

As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors.  Because valuations prevented us from making new investments for more than three years, the normal weeding out of stocks due to our selling discipline has resulted in the reduction of the number of individual holdings in the portfolio.  All of our 14 remaining holdings are either our strongest seven stocks or our weakest seven (even most of these quite profitable), so we discuss every single one.

Our “Criteria for Stock Selection” section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our “Selling Discipline.”

The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose.  How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

Table of Contents

Letter to Our Shareholders

The Year in Review

Share Repurchases

Helpful Tax Info on Substantial Potential Future Benefits from Past Retained Capital Gains

Current and Future Tax Considerations

The Strongest Seven

The Weakest Seven

Commitments of Faith – How Barry Ziskin profits from Z–Seven Fund

Outlook

Our First 20 Years/Our Next 20 Years

This Year’s Best Question – Z-Seven Fund Tax Benefits

Stock Purchase Criteria and Sell Discipline

Accounting Procedures: Reliability and Conservatism

Consistency of Operating Earnings Growth

Strength of Internal Earnings Growth

Balance Sheet:  Working Capital

Balance Sheet:  Corporate Liquidity

Price/Earnings Multiple and Owner Diversification

Sell Discipline: Based Upon the Same Common Sense Criteria

As for Stock Selection

Performance and Financial Information

Special Feature of the Fund

Investment Objectives and Policies

General Information

Financial Statements

Report of Independent Auditors

THE YEAR IN REVIEW

It was not easy to earn a consistent return this year. Most investors lost money during the first half. We are pleased, under these circumstances, to have achieved gains for the first half and to have made money in three of the year’s four quarters and to have weathered the correction in the second quarter better than most relevant indices and our peers, having lost only 1% on our NAV, even after fund costs and expenses. Before expenses, we actually lost less than 1%.

 This follows a year in 2005, when results were positive during three of four quarters, which, in turn, followed a year when we made money on our investments each and every quarter in 2004. That year, we profited in all four quarters, despite a down period for the market during the second and third quarters of the year.

In the most recent year of 2006, it was easy for most funds to show positive results for the year because of a finishing rally in stock prices. However, it was not such a rosy picture for them until the final half.

Still, full-year and longer-term results are rightfully of greater significance.  Only a few other funds have had positive investment results for each of the latest five years.

 We are especially pleased that our investment portfolio fully resisted the stock market decline during the full year of 2002, although, after operating expenses, our N.A.V. dipped slightly that year.

By 2003 through 2006, making profitable investments was once again easier.  Z-Seven’s net asset value was $5.85 at the beginning of the 2006 year and rose by 10% to $6.42 by year-end, even after being reduced by a 4.75-cent per share year-end income distribution (an 11% rise when adjusted for the distribution).

 Our investment portfolio delivered a 14% gain for the year of 2006. Even without considering the defensive position we adopted for most of the year, upon the “exhaustion top” that took place on May 10, as discussed in our first half report, our 14% return, before expenses, was more than satisfactory. When we further consider how much less risk our portfolio was subject to, both individual company-specific risk that our seven stock selection criteria helps to protect us from as well as macro-market risk that we have protected our portfolio from, we still compared very favorably to a much smaller rise in the NASDAQ for the year, that was far from risk-averse. Even in a year of over performance for blue chips, our investments increased nearly at  the same pace as the S&P 500.

This is atop a gain on our investments of 7% in 2005 and 17% in 2004 and 24% in 2003.

While we regard the prior year (2002) gain of just 1% as a good test of our ability to withstand the worst of conditions, it was good to have the wind at our back during the most recent four years.  While most funds return less after taxes, Z-Seven’s tax advantages helped our net after tax return to shareholders match our pre-tax figures for the years of 2003 and 2004, but a year-end dividend distribution (net investment income) of 5.5 cents in 2005 (approximately 1% of N.A.V.) is taxable to the shareholders, as well as the 4.75-cent distribution we paid this last year of 2006.

        Fourth Quarter Results

Even with an opportunity cost inherent with our defensive position – when it comes to a potentially serious market turn, it’s much better to be too early to protect than it is to be too late – we made 8% for the fourth quarter, before expenses, and 7%, even after expenses, as adjusted for the 4.75-cent distribution we paid at the end of the year.

Total Investment Return

   Growth for the Year Of 2006

As a shareholder I know that the true definition of how well we did during the year is the performance of the market value (share price) plus the dividend we received.  Our total return was approximately 11% (market price increase of nearly 10% from $5.45 to $5.98) during the latest year plus approximately 1% (4.75 cents per share) in a year-end dividend received by our shareholders.

Nonetheless, we believe that our consistent growth year-to-year in our investments is the most significant measure of our investment criteria.

.    Our share price during the latest four years has increased over 83% from $3.26 to $5.98. Our latest two distributions add further to this return.

SHARE REPURCHASES

In 2003, the Board and management reconsidered our previous policy of repurchasing shares in the open market after the Herzog, Heine and Geduld (our most important market maker at that time) trading desk was dissolved after a 2002 merger with Merrill Lynch.  The board and management determined that long-term shareholder value would be maximized if the fund was to be made more efficient by growing its asset base. After careful consideration it was decided that this growth could best be accomplished, over the long-term, as an open-end fund, even if at first some shareholders opted to redeem some shares before the asset-growth process actively began.

HELPFUL TAX INFO ON

SUBSTANTIAL POTENTIAL

FUTURE BENEFITS FROM

PAST RETAINED CAPITAL

GAINS

Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

Shareholders who purchased shares in 1984 or 1985 are permitted to add $4.06 per share in tax cost write-up.

You see, we have already paid taxes on your behalf some years earlier, when we sold investments at profits. This internalization of realized profits is very unusual in the fund industry. Because you may have already paid income taxes indirectly, this produces potential future tax benefits, in the form of adjustment to your cost of your investment in Z-Seven Fund.

For the initial shareholders when we went public, a $9.06 tax-cost basis is allowed on Z-Seven shares purchased in the 1984 initial public offering, with the $5 split-adjusted cost further adjusted by the addition of $4.06 in permissible write-ups. Some shareholders who have been with us for many years may be able to utilize all or at least part of the full $4.06, thereby lowering, and possibly eliminating or even reversing, capital gains tax liability.

Please consult your tax adviser with respect to your individual investment in Z-Seven.

The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis.  The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

	Retained	Z-Seven’s
	Capital	Tax	Tax Cost
Years	Gains	Payments	Write-up
1984-85	$ 0	$ 0	$ 0
1986	.83	.22	.61
1987	1.06	.34	.72
1988	1.55	.53	1.02
1989	.27	.09	.18
1990-92	0	0	0
1993	.64	.23	.41
1994	.07	.03	.04
1995-96	0	0	0
1997	1.30	.45	.85
1998	.35	.12	.23
1999-2006	0	0	0
Total Tax Cost Write-up $4.06

CURRENT AND FUTURE

TAX CONSIDERTIONS

    For the year 2006, the 4.75-cent distribution is a tax event for taxpaying shareholders.  In addition, shareholders who sold shares during the year had what could have been a taxable event. We still have the potential to realize substantial long-term capital gains, over the next few years that, with our tax carry forwards, if used, will enable us to grow tax-free for some time to come.

    This year’s “Best Question” immediately follows “our First 20 Years/ Our Next 20 Years” section and deals with both this tax cost consideration as well as the “hidden asset” we have of substantial tax carry forwards – a must read.

THE STRONGEST SEVEN AND WEAKEST SEVEN

This year, instead of a separate section discussing our Strongest Seven and Weakest Seven, we are detailing each and every one of our holdings (even our only former holding sold during the year) right here in the Shareholders Letter.  We begin with the portfolio’s top seven gainers in percent return, ranked from our portfolio’s largest investment holding to our smallest.  This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order, and covers all 14 stocks currently in our portfolio.

THE STRONGEST SEVEN

There was not one single weak spot among our investments during the year of 2006, as 13 of the 14 stocks now in our portfolio rose (in U.S. Dollars). The only stock, which declined for the year, was Techne by merely 1%, as it consolidated its 44% increase from the previous year and has started off well in 2007, as it establishes new all-time record prices at this time.  We are grateful to have had so many strong stocks this year and here are the strongest of the strong.

1. Barratt Development PLC

The largest of our best performers in 2006, just as it was last year, this year comprising nearly 14% of our net asset value, is our biggest investment. Barratt had the dubious distinction of being the largest among our worst performing holdings in 2004, when its share price “merely” increased by 18%. This was not enough to earn Barratt an accustomed place among our Strongest Seven. Barratt was the biggest of the best performing investments during the previous year. Barratt Development PLC, now the #1 British housing developer, performed well enough to repeat for the third year in a row, as one of our Strongest Seven in 2001 – 2003. Most of that time we were in a bear market on both sides of the Atlantic.  Barratt now heads this list again for the most recent years of 2005 and 2006.

With a 43% rise in its share price (U.S. Dollars) during the latest year of 2006, it is tied for our 4th largest % gainer, making our Strongest Seven during 5 of the last 6 years.

  In fact, its prior year increases of 66% in 2005 and 18% in 2004 and 54% in 2003 and 3%, during a very hard bear market year in 2002, came after a 38% jump in share price the year before,  and that does not even include a considerable dividend.

 Barratt has multiplied nearly 7-fold for us on a total return basis (including dividends) during the last six years (2001 – 2006).  Keeping in mind that only during the four most recent years did the British market have favorable conditions (like our experience in the United States during the same period) and that many publicly traded British companies have lost money for investors during these latest six years, as a result of a deep decline ending in 2002/2003, our nearly 7-fold success on Barratt is indeed impressive.

Since first purchased around year-end 1998, Barratt’s market price increased more than 30% in just over a year.  At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares.  Specifically, although Barratt’s profits were growing during most of the 1990’s, their earnings for the most part were only strong when it had a favorable economic wind at its back.  When viewing Britain’s last major recession (1989 - 1992), Barratt was not able to buck the down years, and suffered a couple of miserable years.

The company has been progressing just fine ever since, however, even when mortgage rates were rising and even in the last recession.  As a result, we purchased some 30% more Barratt back in the initial quarter of 2001.

 For the 8 years since our first purchase, its share price has multiplied more than 7-fold, despite difficult market conditions that persisted much of this time. A factor favorably impacting Barratt’s price is that it is among the few companies continuing to have its shares trade at bargain price/earnings multiples even though it demonstrated its ability to achieve earnings growth in the last difficult economic environment.

 It is still a bargain, and I wouldn’t be the least bit surprised to see further outstanding performance.

 My only concern is that Dave Pretty, Barratt’s CEO, just retired and was replaced by someone from outside the company and even outside the industry, after a year of uncharacteristically flat results. As a result, we will keep much closer tabs on this one than we normally have. When the shares approach their true fair value or when their business starts to slow, we may then sell at least part of this, our number one investment. Four years earlier, Barratt’s then CEO was suddenly killed in a car accident, but we were comfortable with Dave Pretty’s promotion from another top spot to take his place.

 This is not the same, but, the company is currently in fine shape, with forward orders some 47% over the same time last year, as of December 31, despite a recent hike in interest rates. This is up from a forward sales year-to-year rise of “only” 27%, just a quarter of a year before.

2.  Rathbone Brothers PLC

Rathbone remains a bargain, as, even after its share price rose 38% in 2006 (in US Dollars), its market price continues to approximate the company’s cash per share (and is debt free).

 During the previous year (2005) when Rathbone shares rose 16% and also in 2004, when Rathbone’s market price enjoyed a gain of better than 23%, neither year was strong enough to qualify for our Strongest Seven nor was it weak enough to include Rathbone among our Weakest Seven.   Even the year before (2003), Rathbone rose 48%, but needed an increase of better than 54% in 2003 to have been among our Strongest Seven that year or less than 27% to have been a member of our Weakest Seven in 2003 and was therefore not included in either category.

This latest year of 2006 has Rathbone, as our second largest holding (more than 11% of our net asset value), being the only one of five European stocks which, this year, dominate our seven best performers to have its share price rise by less than 40%, as its market price rose “only” 38%.

After a sizeable dividend, Rathbone’s total return was 42% for us in 2006.

While Rathbone has just about tripled over the last four years alone, with growth over the latest four years of 191% (the power of compounding), it has only made our Strongest Seven this year and did not make it in any of the previous three years.  Still, these four years have had a bull market wind at our back.

 In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers PLC has increased 410% (more than quintupled) during the nearly 10 years we have been investing in them, from our initial purchase back in early 1997.

With cash and marketable securities that have increased in line with its share price, Rathbone’s valuation in the marketplace has as yet to be rewarded.  The business that makes all of the cash for this still not-that-well-known cash cow is valued at near zero, after we deduct its cash and investments from its market value. As a result, Rathbone’s best performance may be in the years to come.

3. FactSet Research

The larger of only two domestic stocks that make our seven best performers this year of 2006, it is yet another example of how one of our Weakest Seven one year can become one of our best the next year. Fact Set, at about 10% of our net asset value (third largest overall), only advanced by 6% in 2005, consolidating its gain from the previous year, when it rose 53% in 2004, before it rose 37% this past year of 2006.

 While its prior year increase of only 6% had FactSet in our Weakest Seven in 2005, in 2004, its 53% rise placed it in our Strongest Seven, and the year before (2003) it had gained 35%, during a year when our Strongest Seven all soared between 54% and 282% (all but one up over 80%). This certainly seemed to be strong; it just wasn’t strong enough to be among our strongest that year.  Even so, a four-year gain of 184% (just about triple) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.

 So, FactSet, a leader in the premium and custom end of financial and investment information systems, was the worst of our seven best performers that year with a rise of “only” 37%.

Since first purchased in the summer of 2001, when most information technology stocks sold for much higher prices than they do today, FactSet’s market price has more than tripled in just over five years.

 Back at the time we had the opportunity to first invest in FactSet, falling stock markets caused their stock brokerage and banking clients to consolidate, causing some investors to panic out of this stock. They created a wonderful value/growth opportunity for us when their selling drove shares of this extraordinary company to a bargain basement level. FactSet faced the ultimate challenge to its business model at that time and came through the difficult environment without a hiccup to its earnings growth record.

 In fact, they recently completed their 26th consecutive year of increased earnings.

4. UCB Group

This is the second largest pharmaceutical firm in Belgium and is probably best known for its Zyrtec allergy drug, which solidified its hold on dominance of the US prescription market this past year.  Despite its maturity, it now accounts for well over 40% of this market here at home and has achieved a 4% increase in sales worldwide in the first half of 2006, while rivals have experienced somewhat lower volumes, even with recently expired patent protection.

     Xyzal, the next-generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale and is already a market leader in 8 European countries. It may soon be available here in the US once the FDA reviews its recent application; however, the newest development in allergy treatment has come from a U.S. biotechnology firm, which recently sold exclusive rights to UCB for products that will aim at prevention. As we’ve been told, “an ounce of prevention is worth a pound of cure”.

Most of UCB’s current earnings growth is not coming from the allergy side, but rather from a block busting anti-epileptic drug called Keppra, with Keppra’s sales rising more than 40% for the already reported first-half of this latest year.  With Keppra having recently been launched in France and not even in Japan at this time, the company’s goal of over one billion Euros a year appears very conservative, particularly with new markets that will open outside of Europe and the US. Here at home, it dominates the anti-epilepsy market. As recently as four years earlier, it had only been in fourth place. Market share has more than tripled over this period. Here at home, its market share is well over 60%. In Europe, it is on its way to pass the market leader, as its share of the European market has more than quadrupled over the four years since its introduction. A new extended release formula called Keppra XR is in Phase III trials with the FDA with results expected by the fourth quarter of 2007. In Japan, Phase III trials have been completed with application expected some time this year of 2007. However, in South Korea and China, it has just been approved with market launch scheduled for the first half of 2007.

UCB continues to be successful despite a decision by its forward-thinking management to invest heavily in a potential new blockbuster, Cimzia, for the treatment of Crohn’s Disease. They decided to increase research and development expense much faster than sales to where it now accounts for 25% of sales.

To put this into perspective, most pharmaceutical companies in the
United States only invest approximately 6-7% of sales in research and development. Novartis (one of our holdings) and other top European makers of ethical pharmaceuticals regularly invest nearly double this percentage in developing a pipeline of new products for the future.

 You see, just as the U.S. automobile industry doomed itself to foreign (mostly Japanese) imports, the willingness of European pharmaceutical companies to invest in the future is bound to have dramatic long-term influence within the global marketplace for UCB’s industry also.

 By accelerating their investment in the future, UCB is spending double what their European competitors are and four times what their American rivals invest. No wonder this is the most rapidly growing company within a somewhat mature industry.

Here at home, Cimzia is expected to be launched in the first half of 2007 and in the second half of 2007 in Europe.

    We’ve owned our UCB investment (sixth largest overall at more than 6% of our net assets) for a bit more than four years and have a 164% gain over this time.  Although actually among our Weakest Seven for the previous year of 2005 because investors had not as yet rewarded this standout company for its vision and future growth prospects, that held UCB back to only a 6% increase in 2005 share price (in Euros), it came atop a 35% improvement in 2004 (U.S. Dollars) and a similar 20% gain in 2003.

This past year of 2006, it rose 46% in US Dollars. As I’ve said many times over the years about stocks which had underperformed for a year or more, here or there, and repeated in last year’s annual report “I would not be surprised if UCB, like many before it among our Weakest Seven, becomes   one of our next year’s Strongest Seven.”

 This past year, just like with FactSet, which is exactly what happened, as UCB’s 46% rise was the best in our portfolio in a close race because, besides UCB, four others rose between 43% and 45%.

5.  Lindt & Sprüngli

At nearly 5% of our net assets, Lindt ranks behind UCB as we count down our seven largest percentage gainers in their order of importance to Z-Seven.  Probably best known in North America for its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe’s leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 12 years.  After topping all Z-Seven investments with a 71% gain in share price during 2004, Lindt tacked on another 38% (in Swiss Francs) during 2005 and has now compounded another 45% increase, in the most recent year of 2006 in US Dollars, for a three-year advance of 242% (power of compounding) and has now multiplied its original cost by nearly nine-fold since we first purchased it in December 1993.

Lindt has been a steady performer over the long-term and year-to-year as well.  I believe the recent acceleration in the growth of this investment, from never having been a standout for us in either direction, to suddenly becoming our biggest gainer, by rising 242% over the latest three years, is that other investors, both Swiss and international, are beginning to cover the company.  There are more unknown giants in Europe than here in the U.S. and the learning curve is potentially quite positive and profitable for early value-oriented investors such as Z-Seven.

We have seen this learning curve benefit our other Swiss investment, Novartis.  This one enjoys world leadership, not in premium chocolates but in pharmaceuticals and baby foods - they own Gerber among other companies.  In ethical drugs, it is the combination of all three of the Swiss giant pharmaceutical companies (Sandoz, Ciba Geigy and Roche).  We invested in Sandoz more than a decade ago and have also seen the explosive period of price/earnings ratio expansion that compliments the earnings growth of Sandoz (Novartis) and other leading consumer product European companies, like Lindt and also some of our past stars like the two French investments in L’Oréal and LVMH (Louis Vuitton/Moët Hennessey) and other premium companies on their way toward more justified valuations.

It would, therefore, not at all surprise me to see the price/earnings ratio for Lindt continue to climb, as its performance of steady earnings growth in every economic phase and cycle and predictability of future growth catches on with other investors who begin to cover this rising star.

On a personal note, my children, Ariana and Jacob, and I really enjoy their white chocolate truffles.

6.  Skako Industries

(Formerly VT Holding)

Skako used to be called VT Holding, our lone remaining Danish investment. It is the next most important (eighth largest overall in our portfolio accounting for roughly 4 1/2% of our net asset value at year-end) of our best seven for the latest year of 2006, as it returns from its one-year pause in 2005, after having been among our Strongest Seven stocks of 2004.

All in all, 6 out of our 8 most sizeable investments are included in the 7 best performers in the most recent year of 2006

  This industrial conglomerate has maximized shareholder value in recent years through selling off less desirable businesses to clean up its balance sheet and repurchasing its own shares, resulting in much less debt, higher cash and fewer shares to divide their earnings among.

Its name change to Skako, its last remaining operating subsidiary, is exactly what our British holding Roxboro did recently when it changed its name to Dialight, its last remaining operating unit.

At first, it appears that VT (Skako) performed poorly in 2005, as its share price declined 32% in local currency. However, like our holding in Dialight PLC (formerly known as Roxboro), VT sold a substantial portion of its operating businesses in 2005, changed its name to its last remaining subsidiary, and returned to shareholders such as Z-Seven Fund substantially all of the proceeds from these divestitures in abnormally large distributions of cash. In Skako’s case, we received over $147,000 in cash distributions during 2005, so that its year-end market value of approximately $378,000 should be adjusted to $525,000 ($378,000 + $147,000 = $525,000) and, therefore, what appears to be a loss of 32% in Skako during 2005, based upon share price alone, is actually a total-return profit of 11%.

 This comes atop its 48% gain in 2004 in U.S. Dollars, which came mostly from the real increase in share price in local currency.

In the most recent year of 2006, Skako’s cash distributions were more modest, as no further business disposals were made. Nonetheless, Skako was one of our best income producers in 2006. Even before dividends, Skako stock price advanced by 43% in US Dollars, in 2006.

 It continues to be a bargain and is not well known to local or international investors, giving it a lot of upside potential over the long-term, particularly if it can reinvest much of the cash proceeds from sold businesses into new sources of earnings and in additional share repurchases.

7.  Forrester Research

Forrester Research is   the smallest of our seven best performers in 2006 and two of the three smallest overall at less than   2% of our net assets

Forrester is a relative newcomer, in our portfolio for less than six years thus far.  It has a sparkling balance sheet and Forrester is debt free, despite having made a substantial recent acquisition.  In fact, Forrester’s cash and equivalents plus marketable securities are more than five times all liabilities except deferred revenue.

  We still had a small loss (roughly 1 1/2%) on our Forrester investment, as we entered 2006.  Keep in mind that this had been through a horrific period for investing in the U.S. Internet related tech stocks (less than five years).

In their sixth and most recent year in our portfolio of 2006, our Forrester shares became profitable with an advance of 45%, one of our best performers in 2006. All in all, Forrester has increased 43% in nearly six years for us.

 In our previous annual report, I stated, “During the latest year of 2005, Forrester’s market price rose not quite 5%, qualifying as one of our Weakest Seven, but, given its long dormant price and with renewed and accelerating earnings growth, it wouldn’t surprise me to see Forester among our Strongest Seven”

    In fact, just as was the case with Skako discussed before it, Forrester, too, continued to prove how, as we’ve pointed out several times, frequently one year’s weakest performers become the next year’s best.

THE WEAKEST SEVEN

The following stocks were our portfolio’s weakest performers for 2006. Even each and every one of these laggards was profitable for us during the year of 2006, except for Techne’s 1% decline.

This was nearly our experience the year before, when every stock without exception earned us a positive total return in 2005, and just as each of these same “Weakest Seven” stocks made money for us in 2004 also, and, in some instances, grew even more than comparable and relevant market indices.

Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

1.  Techne Corp.

    Our biggest holding in the United States and 2nd largest investment overall is Techne. During its fourth year in Z-Seven’s portfolio, this highly profitable biotechnology company (highest profit margins of any company in any business I am aware of), was our exception to the rule, as our only sock that declined, but merely by 1%. It was profitable to Z-Seven the previous year of 2005, increasing by 44%, as it recovered from a flattish year in 2004, when it rose only 3% in market price. During its first year in our portfolio, its steady earnings growth and bargain market price combined to help its market price to increase by 32%.  During its four years in Z-Seven’s investment portfolio, Techne’s market price has nearly doubled (advanced 94%).

  Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our Strongest Seven in 2003.

Growing its market price merely 3% in 2004, Techne was not only the second largest of our Weakest Seven, it was also our second smallest percent increase during that year, an uneven year for the stock market until the last two months of the year.  In such years as 2004 and 2005, we are pleased that neither Techne nor any of the 14 stocks we now own declined at all either year.

I believe Techne is worth a higher P/E multiple than any other company I have ever seen in my 33 years plus of selecting stocks according to our seven criteria, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings, and an incredible wealth of proprietary cytokines (biotechnology products). As a result, it has the long-term potential to become one of the biggest winners in our fund’s history.

 In the short run, Techne, which was among our laggards in 2004, proved again in 2005 what I have said many times over the years, when describing our weaker stocks, which is “I would not be surprised to see many stocks among this year’s Weakest Seven to rebound to become some of our Strongest Seven the next year.” In 2005, both of our two largest investments (Barratt in the U.K. and Techne in the U.S.) did exactly that. In 2007, Techne has a chance to return to our list of best performers.

2.  Balchem

The next largest of our Weakest Seven, at roughly 8% of our net assets (fifth largest overall) is Balchem. In this case, it follows two consecutive years from among our “Strongest Seven” with an advance of merely 29% in 2006. It was actually both our 8th best performer as well as our 7th worst performer in 2006.

Balchem advanced 93% (our highest % gainer) during the previous year of 2005 and 52% in 2004 after being among our Weakest Seven the year before and is now nearly quadruple (281% higher than) what we originally paid for Balchem, when we first invested in them during the bear market year of 2002.  Cost control measures and recent earnings accretive acquisitions give cause for optimism for 2007 as well as the long-term.

                 3.  United Guardian

   Our ninth largest holding, United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic ingredients and pharmaceuticals, seems to have consolidated its 86% increase in market price during 2003, these latest three years and has more than doubled during the latest four years, after more modest gains of 7% in each of the past two years and merely 1% in the most recent year of 2006. Results have been flattish lately yet the company expects an imminent upturn.  While I strongly believe in the saying, “Don’t confuse brains with a bull market”, we are, nonetheless gratified to more than double our money in any investment in merely four years, even when we have the wind at our back. If the company proves to be correct in its prediction of better reports, this could be yet another example of one of this year’s Weakest Seven potentially on its way to one of next year’s best performers.

               4.  Dialight PLC

(Formerly Roxboro Group)

Our next largest in this section, at nearly 3% of our net asset value (tenth biggest in our portfolio overall) is Dialight PLC, as renamed for the final remaining operating unit of what had been the British electronics and controls holding company of Roxboro Group PLC, a little-known (like most of our investments) British manufacturer of electronic controls that reduced its capitalization in mid-2003 when it returned to us and other shareholders the proceeds (net of debt repayment) of the sale of its aerospace instrumentation business. In late 2005, the remaining operating companies were sold with the exception of the U.S. based Dialight, a rapidly growing manufacturer and developer of state-of-the-art lighting products and systems, mostly for telecommunication and for traffic control.

 Its share price increase was about 16% (in Pounds Sterling) during the previous year of 2005, after gaining 64% in 2004 for a two-year advance of 90% (nearly doubling), not even yet including a massive income and return of capital distribution in 2005, upon the latest divestitures.

To share with you the significance of Dialight’s distributions in 2005, including 2005 distributions, Dialight actually more than doubled for us during the latest two years and earned us a total return for 2005 of a whopping 60%.

In the most recent year of 2006, its share price advanced a more modest 14%, in US Dollars, as several US municipalities have delayed and deferred some orders. In Europe, orders continue to accelerate, albeit from a smaller base. Because of its cyclicality, this investment could become a candidate for disposal in the future.

After reducing our original purchase cost of our Roxboro investment for the 2003 and the 2005 return of capital, our shares in this company have more than doubled since we first bought them in 1998 and again in 2001.

5.  Brewin Dolphin PLC

This one now accounts for nearly 3 % of our net assets, and therefore, it is being discussed after Dialight..  While this British broker and investment manager (same business as Rathbone which is our third largest investment) had another great year in 2005 with a gain of 63%, following an advance of 42% in 2004, and after its more than doubling (145% rise) during the year of 2003, in the most recent year of 2006, Brewin Dolphin slowed to an advance of merely 25%, in US Dollars.

Its recent gains followed a rough time (similar to Ballantyne another one of our Weakest Seven in 2006 discussed next ).

Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price.

    Years later, in 2002, we said, “perhaps Brewin Dolphin and other stocks among our Weakest Seven during 2002 will be among our strongest next year, as has been the case this year and many times before”.  Sure enough, that’s exactly what happened, both for 2003 and 2004 and again in 2005.

    Even after its increase of 25% in 2006 has Brewin Dolphin included within our Weakest Seven, it has multiplied better than six-fold for us, in the latest four years alone, and those shares we have stuck with are now back in the black, nearly double what we paid for them.

     It still seems undervalued with a potential to return to inclusion among our Strongest Seven

6.  Ballantyne of Omaha

This maker of movie projection equipment, lenses and parts, barely makes our 12 largest investments detailed in the table on page 49 of “Performance and Financial Information”, so its upward progress is now starting to count more for us at an increased size of more than 2% of our net asset value.

Interestingly, after a difficult period, Ballantyne of Omaha is no longer showing a loss in operating earnings.  This was more likely the cause of its poor performance in 2000 when it was among our Weakest Seven.  Many times we have said that last year’s Weakest Seven may well be next year’s Strongest Seven.  In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the Strongest Seven, with a gain exceeding 44%.

During 2002, Ballantyne added a gain of nearly 40% to its even better increase the year before, repeating as a member of the Strongest Seven.

For the third year in a row among our Strongest Seven, Ballantyne in 2003 had its best year for us as its stock nearly quadrupled in price (up 282%) that year, making it our best performer for the year.

For the fourth year consecutively, after its tough year of 2000, Ballantyne continued to head in the right direction and continued to lead our strongest stocks, this time with a gain of more than 55% for the year of 2004.

In 2005, however, Ballantyne consolidated its previous outstanding performance with an increase of “merely” 9%.

In the most recent year of 2006, it continued its consolidation of its exceptional performance with an advance of only 7%

 Fortunately for us, we did not panic and sell any of our shares along the way and have thus benefited from its six-year climb to nearly 13 times what it was at the end of 2000.  Considering that only the past four years were we in a bull market (here in the U.S.) and the other years in a very difficult bear market, I don’t know how many (if any) other domestic stocks that could have possibly multiplied 13-fold over the last six years.

Ballantyne still has yet to recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne’s film projectors were going out of business and closing units, gave us confidence in Ballantyne’s long-term future, with no debt back in their darkest hour.

Results have started to suffer lately and, unless they return to a growth plan, we may dispose of these shares.

7.  Novartis

Although Novartis is the smallest holding in our portfolio, it is a giant Swiss pharmaceutical company, which was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy, and now also controls the third largest Swiss company in this industry, Roche.  Its consistent earnings growth has made it a stellar performer in some difficult markets, but “merely” up 11% during 2004 and having its market price rise by “only” 24% in 2003 placed Novartis among our Weakest Seven for those years.

Continuation of these solid and steady gains, with an increase of 21% in share price in 2005, gave Novartis the last spot on last year’s (2005) Strongest Seven, which they truly deserved, since their growth over the years has been far from weak.

In 2006, however, Novartis advanced merely 10% in US Dollars and returns to our Weakest Seven.

Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased nearly 8 times (adjusted for stock splits) in less than 15 years.

While its dividend added further to its 10% rise in share price towards its total return for the year of 2006, it was not nearly sufficient to return to our Strongest Seven, almost all of these generated a total return for the year of 2006 which exceeded 40%.

Well there it is!  Every single one of the stocks we still own. But…isn’t there still something missing?

STILL SOMETHING

MISSING?

Yes, there were more than 14 stocks owned the previous year, one more to be exact, a stock that was eliminated from our portfolio during 2006.

                 National Dentex

National Dentex is one of the largest American operators of dental laboratories, servicing more than 16,000 dentists with bridges, caps and a full range of dental prosthetic appliances, and has been acquiring little mom-and-pop labs in this highly fragmented industry and benefiting from the economies of scale in purchasing materials and training staff.  Over the past couple of years, a flattening in growth has been experienced, probably the reason that these shares were up “only” 23% in 2003, making it one of our Weakest Seven.  However, in the next year (2004), National Dentex rose 27% for a respectable 56% over the two years combined.

 During its last year in our portfolio of 2006, they returned to our Weakest Seven, as the share price rose “only” 11%.  At that time, National Dentex had been a Z-Seven investment for about eleven years.

 More than 40% of our National Dentex was sold less than a year after they were bought, as a rise in price took it beyond the bargain prices we require for purchase and its stock price is now more than triple what we first paid.

We eliminated the balance of our National Dentex this past year at prices between triple and quadruple what we first paid eleven years earlier. Because of a sudden and sharp build-up of deferred income tax liability, we do not have the required conservatism and credibility of reported numbers that our most important of all of our criteria requires. We wish them well.

As is most recently evidenced by the fact that nearly all 14 of the investments that we continue to hold were profitable for Z-Seven Fund during each of the latest three years, three fairly flat and uneven years late in the mature cyclical bull market for stocks, we have a lot to be thankful for.

COMMITMENTS OF FAITH -

HOW BARRY ZISKIN

PROFITS FROM Z-SEVEN FUND

In our November 30, 2003 press release about the board’s decision to pursue the open ending of Z-Seven, I promised not to profit from any of my dealings, including Z-Seven Fund, which is where I normally make most of my financial gain.  Instead, I vowed to return any reward to you, the shareholders, and to charity.  This is a unique (to my knowledge) situation within the fund industry, and is due to my personal commitment, for sixteen years now, to recognize our creator as first and foremost in my life.  It is a promise that was first made seven years earlier and is to be repeated every seventh year in the spirit of letting my own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).

The accounting analysis of how many dollars needed to be given back illuminates just how I profit from Z-Seven Fund.  Three of the quarterly fees (for the first three 2004 quarters), listed in the following table, were within my payback year of December 1, 2003 through November 30, 2004).  One-third of 2003’s fourth quarter (the month of December) and two-thirds of 2004’s fourth quarter (October and November) are also part of the November 30, 2004 year, in which I accept no financial gain.

Period	Base Fees	Bonus/ Penalty	Net Gain
4Q’03	28,830	-	28,830
1Q’04	29,401	-	29,401
2Q’04	29,205	-	29,205
3Q’04	29,092	-	29,092
4Q’04	30,728	-	30,728
Total	147,256	-	147,256

As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147, 256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is outside of my payback year and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of my personal payback year (December 1, 2003 to November 30, 2004).  Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gave me a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses).  After subtracting TOP Fund Management’s operating expenses in managing Z-Seven Fund’s portfolio of $28,450, my gain becomes $89,343 net.

However, most of my exposure to profit (or loss) comes not as Z-Seven’s portfolio manager, but, instead, as a shareholder, just like you.

By buying shares in the initial public offering (22 years ago) and purchasing more shares in the open market afterward, I am now Z-Seven’s largest shareholder. This is strictly an investment on my part, just like yours, since I have agreed to only vote most of my shares in proportion to how you vote yours.  But it has been a profitable investment!

Z-Seven’s net asset value grew nicely in my financially “fallow” year ended November 30, 2004.  Nothing spectacular, just good steady growth.  Well, this good, steady growth in the net asset value of the shares I own and control (or have beneficial interest in), amounted to $173,725, nearly double my gain as portfolio manager of $89,343.

So, based upon a gain of $263,068, based upon the growth in net asset value of my Z-Seven investment and, to a lesser extent, my fees as reduced for related expenses, I made a payment to you and plan to make to charities, now that open-ending has been approved by a vote of our shareholders (so that the charities will receive our N.A.V. per share which is higher than our market price). My payment to Z-Seven Fund (and my planned payments to charities) have been (and will be) made in the exact form of how most of my profit was earned, not in cash, but in the very shares which enable me to profit – my investment in Z-Seven Fund.

 Z-Seven shareholders have already received my payment during the previous year of 2005.  The return of $131,534 (based upon net asset value of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares had the effect of reducing the number of our outstanding shares, and thereby increasing the net asset value per share by $.07.

So, when you wonder just how your money manager earns his money, in my case, it is by being a shareholder just like you!

OUTLOOK

With a portfolio of terrific companies, nearly all of which earned us a positive total return in 2006, as well as both in 2004 in 2005, and some of which still offer outstanding value, and open-ending conversion as well as investment and income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year, even if it turns out to be a challenging year for most investors.  I believe that our commitment to attempting to reduce or eliminate risks associated with periods of significant stock market downswings and foreign currency weakness remains active and steadfast and has been chiefly responsible for outstanding consistency in our quarterly growth for the past four years, including the difficult year of 2002.

We offer exceptional value, compared with many funds that invest in quality companies, as we do, with a weighted average P/E of approximately 12 at year end (even lower when deducting our share of our portfolio of companies cash per share minus their debt per share); however, in the past, our P/E has always indicated even better value, and at times, considerably better value than it is now.

It appears to me that this scarcity of quality undervalued stocks may portend a need to return to the secular bear market that was evident in 2000-2002, whether the return to such conditions may be induced by recession, as indicated by a protracted inverted yield curve between interest rates in the market for near maturity dates vs. further out dates, or whether other factors may become responsible for its relapse.

While the ultimate stock market top may not be reached until sometime this year or next, the collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices.

We will continue to strive to deliver consistent growth in uneven conditions that I expect to exist in 2007 and even more difficult conditions that may be faced in 2008 and 2009. It may be that, as difficult conditions always improve valuations and create opportunities, we may be able to capitalize upon quality value opportunities that will benefit us handsomely in the years, which follow.

While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

I would like to thank all those who have demonstrated confidence in my growth/value discipline.  Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

Our excellent directors, Rochelle, Jeff, and Lydia, with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so.

Sincerely,

Barry Ziskin

February 6, 2007

P.S.  This report is dedicated to my daughter Ariana, who turns 22 today.  This report is also dedicated to my son Jacob, who will soon turn 10, and to the memory of my late father, my most valuable mentor.

First 20 Years / Next 20 Years

In celebrating our 23rd anniversary and considering a new era as an open-end fund, we took a look at what the next 20 years may have in store as we reviewed the first 20 years in last year’s annual report.  Inasmuch as longer-term performance results (particularly full-cycle figures) are, in our view, most important, we thought it would be helpful to repeat this special section in the current annual report as well.  The reprint of last year’s special section reviewing the entire history of Z-Seven Fund follows immediately.  I believe it to be must reading for the long-term investor.

I remember our beginning more than twenty years ago as clearly as if it was yesterday.

Certainly markets, economies and our own circumstances have undergone changes since our inception.  Still, our objective of investing in the best-managed businesses at undervalued prices remains as important for the 20 years that lies ahead as it was when Z-Seven Fund began.

OUR FIRST 5 YEARS

On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company (“closed-end fund”) designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors first to all but large clients and shortly after to all private clients.  At that time, it was important to not have too many dollars to invest in too few stocks.  It was also a vehicle for me to invest my own money in the same stocks without competing with clients and/or shareholders.  When it began, I invested a million dollars of my own funds in the initial public offering more than 20 years ago.

Our first year of operations, 1984, was a difficult year for the small and micro cap stocks in which we generally invest.  Our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to.  Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value (“NAV”).  Our shares traded lightly in a narrow range and closed the year basically unchanged.

During our second year, our NAV performance topped all closed-end funds, even those specializing in hot (at the time) Pacific Rim markets which we avoid due to political and currency risk factors, with a gain of 44.5% (source: No-Load Fund Investor).  As a new fund, we were still not well known; so, our share price did not increase despite such outstanding performance.

Therefore, our priority beginning with year three, 1986, was to make the investing public more aware of our success.  I became president of Z-Seven to tell our story.  Our NAV grew 50.9% before expenses and with better shareholder communication, our share price more than doubled.  The Value Line Index was up only 4% in 1986.  Every single one of our 24 largest investments advanced in price that year.

Then, came 1987, the year of the October crash.  Although I was not as-astute enough to have avoided the debacle (as many others “claim” to have been), 1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year.

A full stock market cycle takes into account the rally phase as well as the declining segment.  From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle.

We were fortunate to have achieved an annually compounded growth rate of 31% over the trough-to-trough stock market cycle.  As to the previous full stock market cycle, peak-to-peak from year-end 1983 until mid 1987, we compiled an annually compounded growth rate of 34%.

 In particular, our largest 12 investments were still all profitable after the crash, having on average more than doubled over less than 2 ½ years average holding period.

In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of two million shares was cut to only 900,000 resulting in a much smaller fund than we anticipated.  As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, creating a floor for our share price just below the NAV.

Frank Capiello’s Complete Guide to Closed-End Funds ranked Z-Seven first in performance among general equity closed-end funds.  Our growth of 154% during our first five years was considerably better than the 98% gained by the second ranking general equity closed-end fund.

OUR SECOND 5 YEARS

During our second five-year period (1989 – 1993) our portfolio underwent considerable change.  The Dow topped in 1989 nearly four times what it was at the 1982 bottom.  Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from +154% to +169%, while the second-best among general equity closed-end funds went from +98% to +110%.

As we entered the 1990’s, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.

In a bear market year (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments and 1% decline in share price to constitute excellent defensive performance.

As day follows night, 1991 was an easy year to profit as equity investors.  While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year’s bear market.

Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling.  As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992.  Those that did decline in 1992 though dragged our overall portfolio down to a decline of 12½% and, after expenses, a 14% decline in NAV, one of only two years of double-digit declines in NAV in our twenty-three year history.  In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

All in all, our second five years produced further growth as we extended the 154% gain during our first five years to 226% growth for our portfolio for the entire first decade.  Complete Guide to Closed-End Funds no longer calculated and compared five-year results.

During the first four years of the 1990’s (1990 – 1993) we ranked number two (behind Swiss Helvetia Fund) in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe.

OUR SECOND DECADE

Entering the next five years (1994 – 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995.

Our total return (share price), as measured by Lipper, ranked #1 for

The year of 1995 among all 98 “world equity” closed-end funds.

Although 1996 was not spectacular for us, we surpassed the Swiss Helvetia Fund with a 109% total investment return for the first seven years of the 90’s, more than double the 51% return of the Swiss Helvetia Fund.  In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all.

The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995.  The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996.

 During 1995 and 1996, we distributed $3.02 per share (adjusted for the 1997 2-for-1 stock split), nearly two-thirds of our adjusted net asset value at inception.

In 1997, after 21% growth in our investment portfolio, we split the shares 2-for-1 (the second split in our history) and paid another $1.45 (split adjusted) in actual and deemed (income tax) distributions, for a combined $4.47 per share for the three years.

 The distributions of 1995 – 1997 constituted a 97% return on original net asset value.  During those three years alone, our original shareholders got back virtually their entire original investment.

By 1998, our portfolio had many new U.S. stocks, thanks in part to a second-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.).  By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90’s.

Much of this however, was “fool’s gold”.  The U.S. speculative bubble would soon be boiling over – only 14 ½ months later the NASDAQ Composite Index soared over 5,000.

 An unusual recession free period from 1992 – 1998 made our six years of double-digit operating earnings growth an easy test to pass, even for some cyclical companies.

 All in all, for our third five-year period (1994 – 1998), our investment portfolio grew 108%. For the decade (1989 – 1998), it increased by 207%; and for the 15 years since inception by 578%.

Our most recent five-year period ended in 2003 (1999 – 2003) and has witnessed both the end of the speculative bubble (1999 – early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90’s, similar to that of more than 30 years ago here in the U.S.

  I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last secular bear market. The late 80’s speculative bubble burst in Tokyo, ultimately leading to a 14-year secular bear market there.  Whether the current bubble buster is “only” six years long, as it was in the U.S. last time, or 14 years long, as it was most recently in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market.

While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), these past few years were tough for most investors, as bear market conditions in 2000 - 2002 were brutal.  Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in two of the three years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

With the decline in 2001 however, along with 16 years (1986 – 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be.  No longer is small necessarily beautiful for Z-Seven.  Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 20 years.

OUR NEXT 20 YEARS

I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past.  Fortunately, in our case, our time-tested seven criteria for stock selection remains a constant.  It is a common-sense approach to stock selection that is designed for “all seasons”, as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

Still, the past is quantifiable and measurable, while the future is … the future.  The fact is that I may become most optimistic about the future of our investment portfolio when very few investors will be able to find the courage to be optimistic about anything; because it is usually only after a long, painful decline in share prices that an abundance of value, like the one we hope for, is likely to return.  The disciplined investor should then be able to make unusually profitable investments with less risk.

One thing is certain about the “Next 20 Years” and that is that the first three of the “Next 20” have been completed and although some quarters have seen market strength and others weakness, we are pleased to have made money on our investment portfolio (before operating expenses) in 10 of the first 12 quarters of “The Next 20 Years”, thus far, with minimal setbacks in the other two quarters.

Some market sectors have done much better than others and yet, in 2006, nearly every one of the 14 stocks which remain in our portfolio made money for each of the latest three full years.

Although we are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the challenging waters, which may return in a year or two, it will be worth the wait.

 What is likely to follow will be another value investors’ bonanza, a once-in-a generation opportunity (like 1974) to buy into some of the best-managed businesses in the world at bargain basement prices.  As a result, I am terribly excited about what may, afterwards, be a decade or more of superior returns.

Z-Seven issued two press releases in 2003, which dealt with the near future and the beginning of the next 20 years.  In the spring, we heralded the long- awaited broad market momentum surge that told us we were likely, particularly after extended base-building activity, to have a strong market in the near future.

  While this bull market has been helping us at the current time, we are mindful that it probably won't last past the next year or two, at most.  The historical work we have done on base-building periods and subsequent bull markets for over a half-century reaffirms this and was presented in the 2002 annual report to reassure our stockholders that the 2000 – 2002 bear market was over.  Serious students of the stock market may wish to request a copy of our 2002 report, with what was a timely historical analysis.

The press release of November 30, 2003 announced our decision to remove the uncertainty of closed-end fund pricing by converting to an open-end fund.  We are opening our doors to growing the asset base of our fund to a more cost-efficient size.  We strongly feel that the time is right for us to make this move and it is one reason why I am so excited now and why I envision a profitable long-term future.

This Year’s Best Question –

Z-Seven Fund Tax Benefits

Most of the questions that we have received this past year from our shareholders have to do with the possibility of becoming an open-end fund.  We have discussed this question in past annual reports and now turn this section to a question we have received about what hidden potential tax carry forward benefits, as well as write-up of tax cost, may potentially help the Z-Seven Fund shareholder.

Those who came into Z-Seven Fund in the year of 1986 may or may not be required to adjust their cost for the first of our splits, a 3-for-2 split that year. It all depends on whether or not shares were purchased before both splits. Those of us who invested in Z-Seven Fund before 1986 are required to adjust the cost to one-third, as a result of both splits. Shares purchased from 1987 up until year-end 1997 are required to be split adjusted just once, for a 2-for-1 stock split at year-end 1997. All shares purchased from 1998 forward need not be split-adjusted.

We already paid federal income tax on our net realized profits from stocks we sold before 1999.  Shareholders who pay income taxes have already received annual tax credits, not merely deductions, as detailed on forms 2439. Those who do not pay taxes, such as retirement plans, non-US citizens, and children, received full refunds. We kept the after-tax profit to invest for future potential profit and the $4.06 is what is left over after our tax was paid. Because we are an investment company, as defined by Rule “M” of the federal tax code, we qualify to pass this on to our shareholders so we, the investors, don’t pay tax that has already been paid.

Shareholders who invested in Z-Seven Fund from 1987 until 1998 are permitted to add that part of the $4.06 that applies to each year upon which tax has already been paid. Those who invested after 1998 are not permitted to a rise in tax cost but all shareholders may benefit in the future from tax carry forwards.  A year-by-year breakdown of write-up benefits in tax cost is contained much earlier in this annual report under the title: “Helpful Tax Info…”

All shareholders, even those who invested in 1999 or after, may benefit from substantial carry forwards which, if utilized, could mean that we do not pay tax, directly, or even indirectly as Z-Seven Fund shareholders on the next $3.25 of net capital gains per Z- Seven Fund share.

Among the features, which set Z-Seven Fund apart, are our carefully developed and closely followed seven criteria for stock selection and our sell discipline.  The seven criteria were developed by Barry Ziskin in 1973, after years of painstaking research, to incorporate lessons learned before the 1973-74 bear market and one last lesson learned early in that bear market, so as to reduce risk in the stock selection process.

 Mr. Ziskin has continued to develop the application of this discipline throughout the years, as life’s learning process continues, but the actual stock purchase criteria have stood the test of time in all types of markets and economic conditions, both during the 1966-73 testing period and in the nearly 34 years since then, in actual use, first in a newsletter he wrote during the ’73-80 period and from 1979 in managing investment portfolios, including Z-Seven Fund’s portfolio since the fund’s initial public offering in 1983.

Thousands of publicly held companies throughout the developed world are analyzed yearly.  To provide meaningful examples, we use our biggest investments to illustrate our criteria.  In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

Accounting Procedures: Reliability and Conservatism

“Companies must not defer operating expenses or prematurely realize revenues and must have an auditor’s report on financial statements that is unqualified in all material respects.”

Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless.  For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

In light of the recent Enron and WorldCom accounting scandals, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

It is common sense that no company will actually pay any more income tax than tax laws require it to.  The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see”Example” box below).

Tax actually paid is called “current tax.” The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called “deferred tax.”   Adding the “deferred tax” to the “current tax” gives us the total income tax we see reported to shareholders.

Example:

Current tax	$30 million
Deferred tax	10 million
Total tax	$40 million

In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.

We received such a positive response from our shareholders about our Enron analysis in our last few annual reports that we thought it worth repeating in our 2006 annual report.

Even if a company like Enron, which did not come close to meeting our other criteria, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, aggressively reporting their earnings to an unsuspecting public.

 While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using “generally accepted accounting principles” which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example would have shown:

	2000	1999	1998
	(in millions)
Current tax	$ 227	$ 83	$ 88
Deferred tax	207	21	87
Total tax	434	104	175

These amounts from Enron’s 2000 annual report, under “Income Taxes,” makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting.  In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax.

This means that Enron reported about double the earnings to an investor than they did when paying tax.

A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called “other”), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards.  This indicates that, for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly “technical” assets by greater than three-to-one.

Deferred taxes usually are the result of “temporary timing differences.”  Different depreciation methods are used by most companies for tax purposes vs. financial reporting.  The “accelerated” method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid.  For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year.

  Becoming familiar with the companies’ individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

In some European countries, such as France and Switzerland, the “Pro-visions” note to the “Group Consolidated Balance Sheet” is the only source of deferred-tax information.  In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported.  If this vital data is not available, we simply do not invest in that company.

Our second largest holding, Rathbone Brothers PLC, having already been discussed as the example for every single criterion during its nearly ten years in our portfolio, repeats as an example of this, our most important criterion.

 In its most recently reported year (December 31, 2005), it is worthy of note that Rathbone reported even less earnings to the public than they did when paying income tax to Inland Revenue (the British equivalent of our Internal Revenue), as they have done six times during the last seven years.

 In fact, during the latest seven years, only once has Rathbone incurred a deferred tax cost, indicating that “book” earnings (reported to the public) were more than what they claimed (paid) for taxes; it was back in 2002 and was merely 6% of reported income taxes.

In the other six years, Rathbone reported even less earnings to the public than they did when paying income tax to Inland Revenue (the British equivalent of our Internal Revenue).

 In fact, during the latest three years, Rathbone had “book” earnings (reported to the public) that were between nearly 12% and more than 16% below what they claimed (paid) for income taxes.

Consistency of Operating Earnings Growth

“At least 10% growth in adjusted pre-tax income in each of the six most recent years.”

As we search for the best-managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy or in their particular industries or product areas.  We only invest in those companies that have done well in both prosperous and difficult times.

With all the publicity about the record-long economic expansion of the ‘90s, in the U.S., before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of reported earnings (1995-2005).  The companies in our portfolio have averaged only nearly one down year during the same period.  We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for excellent long-term results.

When we say “growth in adjusted pre-tax income,” we mean operating growth after adjusting for non-operating items, such as interest and investment income.  During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income.  We also adjust for foreign currency movements, reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.

We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds).  Management needs to be held accountable for adding debt, along with its costs and risks.

Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture.  Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

Lindt, got featured as an example in this section of our report for the very first time last year as one of two examples of out P/E Multiple criterion, despite its price that was above this value requirement for purchase, an indication of the overvaluations in the currently extended cyclical bull market, since it was only this year that this maker of quality chocolates had made it into our seven largest investments that we use here for examples.

In 1994, Lindt suffered a minor setback to its previous flawless record of consistency in growth. In the following year, the company showed its true colors, as adjusted pre-tax income returned to its previous positive ways and increased to a new all-time record, as far back as publicly available data on this company goes. During the 12 years since then, Lindt has not missed a beat. Pre-tax income has advanced each and every year in double-digit percentages, except for two years of lesser increases, since 1994.

During the three most recently reported years of 2003, 2004 and 2005, Lindt actually achieved pre-tax income growth of between 16% and 20% in local currencies in each of these years!

While 2006 will not be reported until March 20th, the company announced in January that sales for 2006 accelerated to an increase of 15%, an all-time record rate for this conservative company, all achieved internally without the accretive impact of any acquisitions. As normal for Lindt, they expect economies of scale to produce an even better bottom-line performance.

Excellent results in their penetration of international duty-free and North American markets are mostly responsible. Furthermore, even in several of the mature European markets which Lindt chocolates already dominate the quality sector, Lindt showed impressive performance.

Lindt is doing what a premium quality consumer product company should, particularly during the sluggish conditions which currently exist in their mature markets of Switzerland and Germany, as the company creates brand loyalty with the right products which has resulted in continued growth for Lindt in every one of their markets, even in Switzerland and in Germany, where overall chocolate consumption is beginning to decline. As a result, Lindt continues to achieve above average sales growth and has resisted the temptation to reduce its prices in the current ultra-aggressive competitive marketplace, which leads them to continue to benefit from economies of scale and be able to consistently grow their operating profits and earnings even faster than their sales expand.

Strength of Internal Earnings Growth

“Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period.”

Over a six-year period a company must triple its operating profits to qualify as an investment.

The criterion for “Accounting Procedures” assures that we have credible reported figures. Our criterion of “Consistency of Operating Earnings Growth” identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle.  The criterion “Strength of Internal Earnings Growth” further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period.  At this pace, even if its P/E multiple were to contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.

Even during the recent secular bear market in Tokyo (1989 – 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth minimizes long-term risk.

Over the years, many brokers have tried to sell “emerging growth” companies (internet-related and others) based on future earnings expectations, rather than historical results.  This substantially increases the investment risk.  The losses many investors have suffered, at times, in these “emerging growth stocks” bring back painful memories for experienced investors.  The “Internet” crowd seems to have predictably learned its lessons, as well, during the 2000 through 2002 bear market.

These days, skyrocketing prices on Google and other current high-flying favorites makes it apparent that more pain will ultimately be endured by those who chase the ”greater fool theory” in hopes of a “sure” and “fast” buck.

Growth does not necessarily mean increased risk.  Quality growth companies can be profitable investments during bull as well as bear markets.

This year, we turn to our largest domestic holding, FactSetResearch, a rapidly growing provider of high-end information systems to the investment industry. The 2000-2002 U.S. bear market gave us a brief opportunity to buy a small number of FactSet shares in 2001. At the beginning of 2003, we found another opportunity to buy these shares when their price/earnings ratio met our value requirement again. This time we were able to quadruple the size of our holding and it has been one of our seven largest, used to illustrate our stock purchase criteria, ever since.

In our 2003 annual report, FactSet was the focus stock for our Consistency of Operating Earnings Growth criterion. In 2004, it was highlighted in discussing our most important criterion: Accounting Procedures (Reliability and Conservatism). Last year (2004), it was time to look at this major Z-Seven Fund investment from a different perspective: just how clean and strong is their balance sheet?

In 2004, FactSet “merely” increased its income from operations by 14%. In every other year on public record, since 1991, the rate of increase has been between 21% and 43%!

While we merely require that a company triples its income from operations every six years, FactSet’s multiplied six-fold over their initial six-year period on public record and has exceeded this minimum standard ever since.

In their most recently reported quarter ended November 2006, the company reported acceleration to an advance of 29% in income from operations, an impressive achievement at their increased size and market penetration.

Balance Sheet: Working Capital

“One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price).”

“Current ratio” means current assets divided by current liabilities.  “Quick asset ratio” means current assets, excluding inventories, divided by current liabilities.  “Working capital” means current assets less current liabilities.

For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements.  For a service company, there are no inventories; thus the quick asset ratio should be used.  Because different types of businesses have varying needs, we use alternative balance sheet criteria.  Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

As of year-end, our Barratt Development PLC is our largest investment for the 2nd consecutive year.  It was used as an example for our Accounting Procedures criterion in last year’s annual report and was one of two examples of our Price/Earnings Multiple criterion in 2004 and in 2002 and was used as an example for our Strength of Internal Earnings Growth criterion in 2003 and for our Consistency of Operating Earnings criterion in 2001, Barratt’s first year among our 7 largest investments that we use as illustrations of our stock purchase criteria. This year, Barratt is highlighted for this criterion.

Barratt has consistently increased its market share and is now the number one homebuilder in the UK. So, when we consider the financial requirements of their success story and the nature of the residential construction and development industry, just how conservative is Barratt’s balance sheet?

Not only has it been easy for Barratt to meet our balance sheet criteria in the past, but, they were able to make room for improvement, as Barratt’s current ratio climbed from less than 2.2-to-1 at fiscal 2005 year-end to more than 2.6-to-1, when adjusted for “for sale assets” that appeared on Barratt’s balance sheet for the first time at the close of fiscal 2006, in June.

 In today’s market, at a time when outstanding values are rare, Barratt stands out as the only stock that we would buy today because it is the only stock we are aware of that meets all seven of our stock purchase criteria, including our Value (P/E) criterion. However, it already represents such a large portion of our assets that we are more than happy to just hold what Barratt we already have.

Balance Sheet:

Corporate Liquidity

“Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months’ cash flow. ‘Cash flow’ means net income plus depreciation and amortization, i.e., the difference between revenues and all cash expenses (including taxes).”

The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term) – see table “Performance and Financial Information” a must read on page 49.

While several companies in our portfolio at year-end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is less than one-fourth of its working capital.

Our fourth most important, by current size, investment is in Techne Corp., which has been one of our seven largest holdings, ever since we first invested in this company, just over four years ago. Last year, in our 2005 annual report, Techne was used as an example to show just how fast this dynamic biotech company has become the company that it is today, with even more potential for many tomorrows. In our 2004 annual report, Techne was used to illustrate our Consistency of Operating Earnings Growth criterion and, the year before that (2003), it was our Working Capital criterion example and, the year prior,  upon our initial investment in 2002, Techne was highlighted in our discussion of our most important criterion:  Accounting Procedures (Reliability and Conservatism). This year, we turn the focus to this, our other balance sheet, criterion.

Techne is a biotechnology standout with a very exciting potential long-term future because of its expanding product line (cytokine compounds) but an incredibly impressive present and past, as well. In the present, Techne is not only the most profitable biotech company I know of but also the most profitable company that I am aware of in any business. During Techne’s last fiscal year, gross profit margins were just under 80% (not so “gross” when one is a shareholder of theirs) and pre-tax profit margins were 55%.

The new fiscal year has seen Techne achieve an even more profitable operation, as pre-tax profits rose to 57% of sales in the first quarter ended September from less than 54% for the same quarter last year.

High profit margins continue to improve further and throw off huge cash flow. Techne has used some of this cash flow to buy back public shares, from time to time, and made some acquisitions of less profitable companies which make their improvement in profitability even more of an achievement.

Even after major share repurchases and investment in acquisitions, Techne’s cash and equivalents plus “investments held for sale” have reached more than 12 times current liabilities, up from less than 11 times, just in one quarter.

When we add in debt due after more than a year to all current liabilities, of which only a tiny portion is short-term debt, Techne’s cash and equivalents plus “investments held for sale”, Techne’s pile of cash and for-sale investments still multiplied all liabilities by more than 7-fold!

Well, Techne has decided that it will pay off all of their debt before the end of calendar 2006 and is now totally debt-free!

Surely, now that they just paid off all debt they must have less cash? To the contrary, their cash plus for-sale investments now multiply all liabilities – they still have bills that must be paid – by more than 11-fold!

Price/Earnings Multiple and Owner Diversification

“Shares must sell for less than ten times our estimated earnings per share for the current fiscal year.”

  “Less than 10% of outstanding shares must be held by investment companies other than Z-Seven.”

The “Price/Earnings Multiple and Ownership Diversification” criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell.  Institutional ownership data is now more available than it had been in the past.  The “Price/Earnings Multiple” criterion is the more relevant of the two requirements.  The following examples will therefore focus only on value, using the price/earnings ratio.

In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings.  The opposite has held true during a period of general overvaluation.

Even after such a difficult bear market as 2000 - 2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure.  This was even true for high-techs, which suffered the most.

When we looked for value this year, where did we find it?  This year, we are finding it in a European stock and in a micro-cap stock in the United States, as the two examples we give for market recognition and value, amongst companies in our portfolio achieving growth in operating earnings are in Belgium and a heretofore Amex-traded domestic stock.  Unfortunately, in general, bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000 - 2002.

We were tempted to use Barratt Development again because it is the only stock I am aware of that meets all of our other purchase criteria and still trades for a single-digit price/earnings ratio, enabling it to qualify under our value criteria, too, but, we’ve highlighted Barratt as one of our two focus stocks for this criterion twice in our last four annual reports and we were looking to give you a fresh perspective on Barratt, Z-Seven Fund’s biggest investment by using it to highlight one of our balance sheet criteria.

  Our 6th largest investment is in the pharmaceutical company UCB, a dynamic star within a mature industry.

What is impressive is how UCB’s management has decided to risk their unblemished track record and increase their already considerable investment in the long-term future, at a time of slow growth for the global pharmaceutical industry, by spending 28% more on research and development. They have many new exciting potential blockbuster drug compounds that are the driving force behind UCB’s decision to spend a virtually unheard of 25% of revenues on R&D.

Despite the investment in research and development, UCB’s latest reported profits increased 36% in 2006 and are poised to advance further in 2007, especially with the accretive impact of their acquisition of fellow European biopharmaceutical company Shwarz Pharma, which specializes in medicines for the central nervous system and will likely add in excess of a million Euros in annual revenues. As a result, UCB, in my opinion, has the potential to earn as much as 4 Euros per share in 2007 and continue to expand in the future. At a year-end price of 51.95 Euros, it did not trade at a price that would now enable us to buy shares at less than 10 times as we did when it had traded at a lower valuation when we had first invested in UCB approximately 4 years earlier at approximately half of its current price.

However, when we consider that UCB’S most recent growth rate of 36% plus future prospects are far and above the rest of the pharmaceutical industry, it hardly appears fully valued at only 13 times estimated earnings.

In the U.S., Balchem, a small specialty niche chemicals manufacturer that was used as our Strength of Internal Earnings Growth criterion example, right after we began to invest in this company in 2002, was crowded out of Z-Seven Fund’s largest seven investments the next year (2003) by others but since returned to be among our seven biggest holdings in 2004 and ever since.

  Balchem, overall our fifth largest investment, is a company that leveraged its balance sheet as recently as 2001 to make an acquisition that nearly doubled its business (and earnings).  It merely took them a year of strong cash-flow growth to remake our balance sheet criteria and enable us to invest in its shares approximately 4½ years ago.

So strong is Balchem’s balance sheet now, even after another major cash outlay to repay fully the debt it more recently incurred to finance a recently completed acquisition and also buying back their own shares to grow earnings per share even faster than company profits, their current ratio exceeds 3-to-1. Not only is their current ratio impressive for a company that just repaid all of its debt, but, their quick ratio is nearly 2-to-1.

On the profit side, Balchem just reported a 26% increase in profit from operations for the final quarter of 2006, which helped to lift full-year profits by more than 13%. They expect to, at a minimum, continue this pace, if not even accelerate further in 2007. Thus, in my opinion, EPS for 2007 should easily exceed $1.25, before the impact of a recent 3-for-2 stock split.

Because it is still a very tiny company with much room and potential for further expansion over the years, it is probably worth a P/E ratio above those of companies with lesser potential.

At a year-end price of 25.95, also before January’s stock split, it traded at nearly 21 times our estimate and illustrates the problem with overvaluations in the U.S. stock market, because Balchem, despite its richer valuation than our 12 P/E ratio for our portfolio, as a whole, still is relatively undervalued within the overall market, at this time.

Sell Discipline: Based Upon the Same Common Sense Criteria as for Stock Selection

Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling.  Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

Our stock selection criteria are designed to minimize investment mistakes by not repeating them.  This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

There are seven events that will cause us to reduce or eliminate shares from our portfolio:

1.  Any breach of our “Accounting Procedures” criterion requires complete elimination. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built.  We rarely find this rule breached, but did just in the past year by one of our companies, as most companies which have once met this most important criterion continue to do so.

While other criteria may cease to be met without having to sell the entire holding, the “Accounting Procedures: Reliability and Conservatism” criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

2. The breach of our “Consistency of Operating Earnings Growth” criterion will also result in complete elimination of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature.  We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

A long-term change in our companies’ profitability and growth happens infrequently; so we rarely need to implement it.  More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or “blip” in an otherwise excellent long-term growth record.  These companies tend to quickly return to their successful performance.  It is our desire to maintain smaller positions in these companies.

We still take prudent risk-reduction action even in these cases.  In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria?  Most often, alarm bells do not ring!  We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs.  Unfortunately, by the time we are aware that there will be an interruption in a company’s growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity.  In many instances, the stock is at a bargain price due to an overreaction by the market.  When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time.  This most often occurs in bear markets and during recessions, when panic runs rampant.

3. The breaching of our “Consistency of Operating Earnings Growth” criterion can result in elimination of the position in its entirety when the company’s management loses credibility.   The position will be sold when reported results are significantly worse than we were led to believe.  We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term.  Following this rule has saved us money many times over the years.

 4. The breaching of our “Balance Sheet: Working Capital” criterion will result in the elimination of the investment in that company if negative working capital is reported.  This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met.  Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

5. Restrictive monetary policies and early warning signs to future stock prices provided by divergent trends in major stock market indices vs. individual stocks (the broad market) requires us to eliminate holdings which have even a slight interruption in annual operating earnings growth consistency.

As we explained under “Sell Discipline” rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position.  The remaining position will be completely sold if both monetary policies and divergent market trends are negative.  It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.  In certain cases, minimal positions are kept in deeply undervalued holdings, as we are awaiting better valuation opportunities, even when both macro-considerations are negative.

6.  When negative monetary and divergent trend signals persist, we eliminate all remaining stocks that no longer meet the purchase requirements.  All those continuing to meet all purchase criteria remain in our portfolio as valuable long-term investments regardless of general economic and stock market factors.  This selling discipline was particularly relevant during 2000.  Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions.  However, during that year’s environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement.  Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys).  Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity.  The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bear market.

7.

Sometimes we have no choice!  In the event of a takeover or going-private transaction, our desired long-term holding period for well-managed companies, which continue to meet all of our criteria, is cut short.  The high quality growth companies in Z-Seven’s portfolio are attractive for potential acquisitions.

 The companies that meet our criteria are the very best publicly owned businesses we can find.  When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice.  In addition, these values may stimulate insiders to take over the company in a management buy-out.

Performance and Financial Information

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund’s twelve largest investments at year-end (comprising 96% of our common stock market value).

		Earnings Growth		Current Balance Sheet
		(1995-2005) (a)		Total Debt
		# of	Annually	(long and short)	US	Dollar
		Down	Comp.	as % of	Share	Price
		Years Earnings	Growth Rate	Working Capital	12/31 2005	12/31 2006	% Rise

1.	Barratt Dev. PLC	0	+ 23%	1%	18.93	24.17	+43%
2.	Rathbone PLC	2	+ 17%	NO DEBT!	17.03	23.45	+38%
3.	FactSet Research	0	+ 27%	NO DEBT!	41.16	56.48	+37%
4.	Techne Corp	0	+ 24%	NO DEBT!	56.15	55.45	-1%
5.	Balchem	1	+ 22%	NO DEBT!	S 19.87	25.68	+29%
6.	UCB	0	+ 15%	177%	46.81	68.50	+46%
7.	Lindt & Sprungli	0	+ 14%	29%	1697.33	2464.6	+45%
8.	Skako	3	+ 3%	20%	40.21	57.49	+43%
9.	United Guard.	3	+ 25%	NO DEBT!	8.90	9.01	+1%
10.	Dialight PLC	3	- 4%	13%	4.30	4.92	+14%
11.	Brewin-Dolphin	3	+ 20%	11%	2.91	3.64	+25%
12.	Ballantyne of Omaha	1	+0%	NO DEBT!	4.89	5.24	+ 7%
Z-Seven’s Portfolio		1	+ 25%	24%			+29%
S&P 500 Index		2	+7%	1788%	1211.92	1418.30	+17%

   (a) Companies which have fiscal years reported for 2006 have been updated to 1996-2006.

   S    Balchem’s price is adjusted for a 3-for-2 stock split.

Special Feature of the Fund

Bonus/Penalty Performance Incentive

Z-Seven’s net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical.  It is one resulting in actual payments to or by Z-Seven’s Adviser.  As recently as 2001, the Adviser paid performance penalties totaling $139,003.

The performance arrangement compares Z-Seven’s net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

 Shareholders voted on March 14, 2006 to approve the new investment advisory agreement to replace the arrangement in the box to the right, which has been used since our inception, about 23 years earlier. There will still be a bonus (or penalty) paid on either outperforming or underperforming the S&P 500 Index, but the amounts paid in either direction will be reduced by 70%, across the board.

Special bonus/penalty incentive:

Trailing 12 months	Quarterly
% Point Difference	Bonus/Penalty
0 to 9.9	0%
10 to 14.9	1/4%
15 to 19.9	3/8%
20 to 24.9	1/2%
25 to 29.9	5/8%
30 to 34.9	3/4%
35 to 39.9	7/8%
40 to 44.9	1%
45 to 49.9	1 1/8%
50 to 54.9	1 1/4%
55 to 59.9	1 3/8%
60 to 64.9	1 1/2%
65 to 69.9	1 5/8%
70 to 74.9	1 3/4%
75 to 79.9	1 7/8%
80 to 84.9	2%
85 to 89.9	2 1/8%
90 to 94.9	2 1/4%
95 to 99.9	2 3/8%
100 or more	2 1/2%

Investment Objectives and Policies

The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

Foreign Securities

The Fund may invest up to 100% of its total asset value in securities of foreign issuers.  Only developed markets, not emerging markets, are considered safe for our global diversification.  As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America).  In Europe, we invest only in Western and Northern nations, not in Eastern countries.  In the Pacific, we have only invested in Japan and Australia.  We do not invest in Africa or Asia (other than Japan).

Options on Stock Indices and

Index Futures

The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding.  Purchases and sales of options will also be made to close out open option positions.

Foreign Currency Contracts

The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations.  To this extent, the Fund engages in transactions using forward currency exchange contracts.  Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Net Asset Value Calculation

While it remains our intent to publish our Net Asset Value (N.A.V.) weekly, there may be instances when we are unable to do so. Once we become an open-end fund, it will be our intention to publish our NAV daily, but, it may or may not be picked up by the press, as they tend to limit the funds they report based upon the amount of assets in each fun

General Information

The Fund

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on Over-the-Counter Pink Sheets (in anticipation of the consideration of converting into an open-end fund).  The Board considered the increased listing fees being charged by NASDAQ for small-cap listing and its potentially limited remaining time as a closed-end fund.  The Fund de-listed from NASDAQ in 2004.

The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

Shareholder Information

Net asset value and market price information about the Fund shares are published each Monday in Barron’s and The Wall Street Journal.  For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems.  The Fund may be contacted directly for latest net asset value. As an open-end fund, it will be our intention to have a website that will update daily NAV.

As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

Reinvestment of Dividends and Capital Gains

For the closed-end fund, a dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund’s common stock.

As an open-end mutual fund, we intend to automatically reinvest all distributions annually, unless shareholders wish to receive cash instead.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2006

Investment Securities (a)	Shares	Value
Common Stocks
Biotechnology – 8.6%
Techne Corp. (b)	18,400	$ 1,020,280
		1,020,280
Building & Materials – 14.1%
Barratt Developments PLC	69,100	1,670,193
		1,670,193
Confection – 4.8%
Lindt & Sprüngli AG	230	566,757
		566,757
Electronic Components – 2.9%
Dialight PLC	70,084	344,968
		344,968
Industrial Audio/Video Products – 2.2%
Ballantyne of Omaha, Inc. (b)	50,505	264,646
		264,646
Information & Research Services – 11.7%
FactSet Research, Inc.	21,000	1,186,080
Forrester Research (b)	7,600	206,036
		1,392,116
Investment Managers – 14.2%
Brewin Dolphin PLC	89,500	325,367
Rathbone Brothers PLC	58,000	1,359,898
		1,685,265
Manufacturing – 4.6%
SKAKO Industries A/S	9,400	540,411
		540,411
Pharmaceuticals – 8.3%
Novartis AG	3,960	227,894
UCB	11,052	757,106
		985,000
Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2006

Investment Securities (a)	Shares	Value
Specialty Chemicals – 11.4%
Balchem Corporation	38,700	993,815
United Guardian, Inc.	40,400	364,004
		1,357,819
Total Common Stocks – 82.8%
(Cost $4,047,480)		9,827,455

Options	Contracts
Mini Nasdaq 100 Index Puts @ $190, Expire March 2007	140	184,800
Mini Russell 2000 Index Puts @ $85, Expire March 2007	280	168,000
Total Options – 3.0%
(Cost $351,890)		352,800

Short Term Investments
Now Preferred Cash Fund, to yield 4.28%, 1/3/07
Total Short Term Investments – 14.2%
(Cost $1,680,800)		1,680,800

Total Investment in Securities – 100.0%
(Cost $6,080,170) (c)		$ 11,861,055

Assets less other liabilities – (0.0)%		1,603
Net Assets – 100.0%		$ 11,862,658
(Equivalent to $6.42 per share based on 1,847,633
shares of capital stock outstanding)

(a) Percentages are based on net assets of $11,862,658
(b) Non-income producing investment.

(c)    Aggregate cost for federal income tax purposes was $6,081,150 at December 31, 2006.  Net unrealized appreciation for all securities was $5,779,905.  This consisted of aggregate gross unrealized appreciation of $5,901,746 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $121,841 of securities with excess tax cost over fair value.

Common Stocks by Country
Percent		Value
United States	41.06%	$ 4,034,862
United Kingdom	37.65%	3,700,426
Switzerland	8.09%	794,651
Belgium	7.70%	757,106
Denmark	5.50%	540,411
	100.00%	$ 9,827,456

Z-Seven Fund, Inc.
Statement of Assets and Liabilities
at December 31, 2006

Assets

Investments in securities, at value
(identified cost $6,080,170)	$ 11,861,055
Dividends, tax reclaims and interest receivable	101,430
Unrealized gain on forward foreign exchange contracts	8,603
Cash	250
Total Assets	11,971,338

Liabilities

Due to investment advisor	36,589
Accrued expenses and other liabilities	72,091
Total Liabilities	108,680

Net Assets	$ 11,862,658

Net Assets Represented By
Capital stock, $1.00 par value:
7,700,000 shares authorized,
3,268,858 shares issued	$ 3,268,858
Additional paid-in capital	19,931,141
Treasury stock,
1,421,225 shares, at cost	(10,809,759)
$ 12,390,240

Accumulated net investment loss	59,744
Accumulated net realized loss on investments,
options, forward contracts and currency transactions	(6,381,413)
Net unrealized gain on investments,
options, forward contracts and currency transactions	5,794,087

Net Assets (equivalent to $6.42 per share based on
1,847,633 shares of capital stock outstanding)	$ 11,862,658

Z-Seven Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends	$ 383,059
Interest	106,274
Less: Foreign withholding tax	(47,221)
Total investment income	442,112

Expenses:
Investment advisory base fee	142,932
Professional fees	73,243
Administration fees	38,860
Accounting fees	22,720
Transfer agent fees	18,768
Directors' fees and expenses	16,874
Printing and postage	14,443
Custodian fees	11,835
Insurance expense	1,576
Miscellaneous fees & other expenses	20
Total expenses	341,271
Net investment income	100,841

Realized & Unrealized Gain (Loss) on Investments:
Net realized loss on investments and options	(629,774)
Net realized loss on forward contracts and foreign currency transactions	(151,027)
Change in unrealized appreciation (depreciation) of investments
and options transactions	2,012,040
Change in unrealized appreciation (depreciation) of forward contracts
and foreign currency transactions	(186,789)
Net realized and unrealized gain on investments, options and
foreign currency transactions	1,044,450

Net increase in net assets resulting from operations	$ 1,145,291

Z-Seven Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
Operations
Net investment income	$ 100,841	$ 90,306
Net realized loss on investments,
options, forward contracts and foreign
currency transactions	(780,801)	(222,749)
Change in unrealized appreciation (depreciation)
of investments, options, forward contracts
and currency transactions	1,825,251	609,494
Net increase in net assets
resulting from operations	1,145,291	477,051

Distributions
From net investment income	(87,763)	(101,620)

Net increase in net assets	1,057,528	375,431

Net Assets,
Beginning of Year	10,805,130	$ 10,429,699
End of Year*	$ 11,862,658	$ 10,805,130
* Includes undistributed net investment
income (loss) of:	$ 59,744	$ (7,392)

Z-Seven Fund, Inc.

Statement of Changes in Net Assets

For the Years Ended December 31, 2006 and December 31, 2005

	2006	2005
Operations
Net investment income (loss)	$100,841	$90,306
Net realized loss on investments, options and foreign currency transactions	(780,801)	(222,749)
Change in unrealized appreciation (depreciation) of investments, options, forward contracts and currency transactions	1,825,251	609,494
Net increase in net assets resulting from operations	1,145,291	477,051

Distributions
From net investment income	(87,763)	(101,620)

Net increase in net assets	1,057,528	375,431

Net Assets,
Beginning of Year	10,805,130	10,429,699
End of Year*	$ 11,862,658	$ 10,805,130
*Includes undistributed net investment income (loss) of:	$ 59,744	$ (7,392)

Note 1 – Significant Accounting Policies

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The Fund’s investment objective is long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Securities traded on national securities exchanges, other than the London Stock Exchange or NASDAQ, are valued at the last sale price except VT Holding A/S which is valued at the midpoint between the bid and the ask.  Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).  Options are valued at the last bid price.  If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board).  Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to Shareholders – Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.  Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period.  When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions.  Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the Fund’s statement of operations.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2006, the Fund increased undistributed net investment income by $54,058 and decreased accumulated net realized loss by $54,058 due primarily to differing book/tax treatment of foreign currency gains and distributions of taxable earnings and profits related to security transactions.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.   FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  FIN 48 is to be implemented no later than June 29, 2007 and is to be applied to all open tax years.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the fund.

Note 2 – Treasury Stock Transactions

No shares were repurchased during the year ended December 31, 2006.

In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund.  When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price.  When the Fund is selling at a discount, distributions will be reinvested at market price.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio.  A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value.  The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction.  At December 31, 2006, pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding.  The Fund is obligated to register these shares for sale in the open market upon Agape’s request.

Note 3 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities (excluding shortterm money market securities and options) during the year ended December 31, 2006, were:

	Common Stocks	Government Securities
Purchases	$ 0	$0
Sales	$ 235,984	$0

Note 4 – Foreign Currency Contracts

At December 31, 2006, the Fund had the following open forward currency contracts:

Foreign Currency - Settlement	Local Currency	Market Value ($USD)	Unrealized Appreciation (Depreciation)
Buys:
British Pound – 2/20/07	300,000	$587,214	$2,555
Swiss Franc – 2/20/07	300,000	247,024	779
Sells:
British Pound – 2/20/07	990,000	$1,937,806	$4,679
Euro – 2/20/07	80,000	105,742	(363)
Swiss Franc – 2/20/07	470,000	387,005	953
			$8,603

Note 5 – Options Transactions

The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2006 were $6,931,187 and $6,186,323, respectively.

Note 6 – Lease Commitments

The Fund is not currently obligated under any lease commitments, but does share certain operating expenses with the Fund’s investment adviser and its affiliates.  See Note 10.

Note 7 – Investment Advisory Fees and Performance Bonus/Penalties

TOP Fund Management is the Fund’s investment adviser (the “Adviser”).  Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser.  The agreement provides for base management fees (“base fees”) equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.  For the year ended December 31, 2006, the base management fees aggregated $142,932.

In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter.  The performance penalty can exceed the base fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%.  For the year ended December 31, 2006, no performance bonus or penalty was due.

The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees.  For the year ended December 31, 2006, no expense reimbursement was required.

Z-Seven Fund, Inc.

Statement of Changes in Net Assets

For the Years Ended December 31, 2006 and December 31, 2005

Note 8 – Distributions to Shareholders

On December 22, 2005, a distribution of $0.055 per share was declared.  The dividend was paid on December 30, 2005 to shareholders of record on December 22, 2005.  On December 26, 2006, a distribution of $0.0475 per share was declared.  The dividend was paid on December 29, 2006 to shareholders of record on December 26, 2006.  The tax character of each distribution was as follows:

Distributions Paid from Ordinary Income - 2005:

$101,620

Distributions Paid from Ordinary Income - 2006:

  $87,763

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Capital loss carry-forwards:	$(6,000,123)
Undistributed net investment income	73,862
Unrealized appreciation of
securities and currencies	5,783,594
Post-October currency loss:	(14,118)
Post-October losses:	(370,797)
Total	$(527,582)

The difference between components of distributable earnings on a book basis and tax basis is primarily related to post-October losses.   Under the current tax-law, losses realized after October 31 prior to the Fund’s fiscal year-end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of wash losses and of market-to-market on forward contracts and options.

Note 9 – Federal Income Tax Information

At December 31, 2006, the Fund had a capital loss carry-forward of $6,000,123, which is scheduled to expire as follows: $4,464,540 in 2009, $787,444 in 2011; and $748,139 in 2014.  The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

Note 10 – Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At December 31, 2006, Barry Ziskin, an officer and director of the Fund, owned 553,924 shares of the Fund's capital stock, which represents 29.98% of the total Fund shares.  He is also an officer and director of the Adviser.

As disclosed in the December 31, 2004 Annual Report and pursuant to Mr. Ziskin’s promise not to profit from his relationship with Z-Seven Fund every seven years, Mr. Ziskin gifted 24,959 of his Z-Seven shares to the Fund on June 30, 2005.  These shares were transferred to the Fund’s treasury shares account.  The transfer had the effect of reducing the number of Fund shares outstanding and increasing the Fund’s net asset value per share by $0.07.

The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates.  The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Adviser’s affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.  The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reimburses the Adviser for compensation related to performance of tasks for the Fund.    Gemini Fund Services, LLC assumed the back-office operations of the Fund on October 31, 2005.   Effective that date, the Adviser discontinued the allocation of office expenses to the Fund.

Note 11 – Open End Status (Unaudited)

On March 14, 2006, a Special Meeting of Shareholders of The Z-Seven Fund was held at which shareholders voted as indicated below:

1. The approval of the conversion of the Fund from a closed-end investment company to an open-end investment company (the “Conversion”), including in connection therewith:

(a) Changing the sub-classification of the Fund from that of a closed-end investment company to that of an open-end investment company; and

(b) Amending and restating the Articles of Incorporation of the Fund;

FOR                            AGAINST                        ABSTAIN

1,113,424                     18,665                                  12,656

2. The approval of a distribution and shareholder servicing plan, pursuant to Rule 12b-1 under the 1940 Act, which provides for the imposition of distribution and shareholder servicing fees with respect to Fund shares outstanding at the time of the Conversion, to take effect upon the Conversion.

FOR                            AGAINST                        ABSTAIN

1,107,610                        25,390                                11,745

3. The approval of an amended and restated investment advisory agreement with TOP Fund Management, Inc. (the “Adviser”).

FOR                            AGAINST                          ABSTAIN

816,553                           15,405                                312,787

4. The election of five (5) Directors, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

            FOR / AGAINST / ABSTAIN

Lydia L. Moore

   1,370,075 / 16,600 / 1,083

Alan Mevis

   1,370,075 / 16,600 / 1,083

Dr. Jeffrey Shuster  1,370,075 / 16,600 / 1,083

Barry Ziskin              1,371,975 / 14,700 / 1,083

Rochelle Ziskin

   1,371,975 / 14,700 / 1,083

5. The ratification of the selection of Tait, Weller & Baker, LLP as independent auditors of the Fund.

FOR                            AGAINST                            ABSTAIN

1,367,133                        1,313                                      19,312

Z-Seven Fund, Inc.
Financial Highlights
The following represents selected data for a share outstanding throughout the periods.

For the periods ended December 31	2006	2005	2004	2003	2002

Net asset value, beginning of year	$5.85	$5.57	$4.96	$4.12	$4.27
Net investment income (loss)	0.05	0.05	(0.08)	(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	0.57	0.22	0.69	0.94	(0.05)
Total increase (decrease) from investment operations	0.62	0.27	0.61	0.84	(0.16)
Distributions to shareholders from net investment income	(0.05)	(0.06)	0.00	0.00	0.00
Distributions to shareholders from net capital gains	0.00	0.00	0.00	0.00	0.00
Impact of treasury stock repurchases	0.00	0.07	0.00	0.00	0.01
Net increase (decrease) in net asset value	0.57	0.28	0.61	0.84	(0.15)
Net asset value, end of year	$6.42	$5.85	$5.57	$4.96	$4.12
Per share market value, end of year	$5.98	$5.45	$4.35	$4.76	$3.26
Total investment return (a)	10.5%	26.5%	(8.6%)	46.0%	(22.2%)
Ratio of expenses before performance bonus/penalty to average net assets (b)	3.0%	3.4%	3.8%	3.8%	3.9%
Ratio of expenses to average net assets (b)	3.0%	3.4%	3.8%	4.0%	4.2%
Ratio of net investment income (loss) to average net assets	0.8%	0.9%	(1.6%)	(2.2%)	(2.5%)
Portfolio turnover rate	0.0%	0.0%	0.0%	5.8%	38.8%
Number of shares outstanding, end of year (in 000’s)	1,848	1,848	1,873	1,873	1,873
Net assets, end of year (in 000’s)	11,863	10,805	10,430	9,289	7,708
(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2002 through December 31, 2006. In the fiscal years ending
December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44%, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders

Z-Seven Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.   The financial highlights for each of the prior years in the period ended December 31, 2001 were audited by other auditors whose report dated January 25, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (U.S.).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

                   February 18, 2005

Philadelphia, Pennsylvania

Information about Directors and Officers (Unaudited)

Name, (Age)

Positions Held

Served

Principal Occupation(s)

and Address

With Fund

Since

During the Past Five Years

Alan Mevis (60)

Director

9/30/02

Fine Art Photographer (1993-present)

3411 N.E. Morris Street

Arbitrator, NASD-Dispute Resolution

Portland, OR 97212

(1997-present) Portland, Oregon

Lydia Moore (45)

Director

5/13/02

Insurance Broker

15113 E. Marathon Drive

MD Insurance (2001-present)

Fountain Hills, AZ  85268

Brokerage Director

Brokers Alliance (3/97 - 2003)

Scottsdale, AZ

Dr. Jeffrey Shuster (54)

Director

3/16/86

President & CEO,

32 East Ridge Court

Jeffrey Shuster, DDS, PC

Cheshire, CT 06410

A Professional Corporation

(1981-present)

Barry Ziskin (54) (1) (2)

Director,

9/16/83

President, Ziskin Asset

1819 S. Dobson Rd., #109

President,

Management, Inc. (1975-present)

Mesa, AZ  85202

Treasurer

President, TOP Fund Management,

Inc. (1983-present)

Rochelle Ziskin (52) (1) (3)

Director

4/08/85

Associate Professor (2000-present)

4206 W. 74th Street

Assistant

  Professor (1994-2000)

Prairie Village, KS  66208

Univ. of Missouri – Kansas City

Information about Directors and Officers (Unaudited) (Continued)

Michael J. Wagner (56)

Chief

06/06

President of Fund Compliance Services,

450 Wireless Blvd.

Compliance

LLC (2006-Present); Senior Vice President

Hauppauge, NY 11788

Officer

of Fund Compliance Services, LLC (2004-

2006); Vice President of GemCom, LLC

(2004 – Present); President and Chief

Operations Officer of Gemini Fund

Services, LLC (2003-2006); Senior Vice

President, Fund Accounting, of Orbitex

Fund Services (2001-2002); Director,

Constellation Trust Company (2005 –

Present).

Emile R. Molineaux (44)

Secretary

12/05

General Counsel, CCO and Sr. Vice

450 Wireless Blvd.

Vice President, Gemini Fund Services,

Hauppauge, NY 11788

LLC; Vice President, Fund

Compliance Services, LLC (2003-

Present); In-house Counsel, The

Dreyfus Funds (1999-2003)

(1)

Considered “Interested Persons” of the Fund

(2)

Mr. Ziskin is the principal executive officer and only director of the Fund’s Investment Adviser and its affiliate.

(3)

Ms. Ziskin is the sister of Barry Ziskin.

Board of Directors

Barry Ziskin

President:

Z-Seven Fund, Inc.

TOP Fund Management, Inc.

Ziskin Asset Management, Inc.

Alan Mevis

Fine Art Photographer, Arbitrator,

NASD-Dispute Resolution

Lydia Moore

Insurance Broker

Dr. Jeffrey Shuster

DDS PC

Private Practice

Rochelle Ziskin

Associate Professor

University of Missouri-Kansas City

Investment Adviser

TOP Fund Management, Inc.

Officers

Barry Ziskin

President & Treasurer

Michael Wagner

Chief Compliance Officer

Emile Molineaux

Corporate Secretary

Custodian

Investors Bank & Trust

New York, NY

Transfer Agent

Wells Fargo Bank, N.A.

Shareowner Services

161 N. Concord Exchange Street

South St. Paul, MN 55075

(800) 468-9716

Independent Auditors

Tait, Weller & Baker, LLP

Philadelphia, PA

General Counsel

Blank Rome LLP

New York, NY

Corporate Office

1819 S. Dobson Road, Suite 207

Mesa, AZ 85202

(480) 897-6214

Fax (480) 345-9227

zseven@getnet.com

Z-Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties.  This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC.  As a general matter, it is and has always been our policy not to disclose information about you in our possession.  We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on account applications, information forms, and other shareholder interactions;

•

Information about your transactions with us, our affiliates, or others; and

•

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Z-SEVEN FUND INC.

1819 S. DOBSON ROAD

SUITE 207

MESA, AZ 85202

(480) 897-6214

FAX (480) 345-9227

1.

ACCOUNTING PROCEDURES:

RELIABILITY & CONSERVATISM

2.

CONSISTENCY OF OPERATING

EARNINGS GROWTH

3.

STRENGTH OF INTERNAL

EARNINGS GROWTH

4.

BALANCE SHEET:

WORKING CAPITAL

5.

BALANCE SHEET:

CORPORATE LIQUIDITY

6.

RECOGNITION:

OWNER DIVERSIFICATION

7.

VALUE: P/E UNDER 10

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,100 for 2005 and $17,800 for 2006.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2005 and $0 for 2006.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,100 for 2005 and $3,200 for 2006.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2005 and $0 for 2006.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.

     (c) 0%

     (d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s Proxy Voting Policies and Procedures is set forth below. Because the registrant’s Proxy Voting Policies and Procedures generally delegate responsibility for voting proxies for the registrant to the registrant’s investment adviser, the registrant’s investment adviser’s Proxy Voting Policies and Procedures are also set forth below.

Z-SEVEN FUND, INC.

FORM OF

PROXY VOTING AND DISCLOSURE POLICY

I.

Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the “Investment Company Act”) to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Z-Seven Fund, Inc. (the “Fund”), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.

Specific Proxy Voting Policies and Procedures

A.

General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.

Delegation to Fund’s Adviser

Fund management believes that TOP Fund Management, Inc., as the Fund’s investment adviser (“TOP”), is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Fund’s Board of Directors (the “Board”), TOP is hereby delegated the following duties:

(1)

to make the proxy voting decisions for the Fund; and

(2)

to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and TOP’s Proxy Voting and Disclosure Policy (the “TOP Voting Policy”) as it relates to the Fund, in each case within four months of their respective adoption.  The Board must also approve any material changes to this Policy or TOP’s Voting Policy (to the extent related to the Fund) no later than four (4) months after adoption.

C.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board’s Proxy Voting Committee (as defined below).

III.

Fund Disclosure

A.

Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Annual Report (“Report”) on Form N-CSR after July 1, 2003, the Fund shall disclose this Policy to its shareholders.  The Fund will notify shareholders in the Report and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.

Disclosure of the Fund’s Complete Proxy Voting Record

Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-CSR, the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-CSR for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)

The name of the issuer of the portfolio security;

(ii)

The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)

The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)

The shareholder meeting date;

(v)

A brief identification of the matter voted on;

(vi)

Whether the matter was proposed by the issuer or by a security holder;

(vii)

Whether the Fund cast is vote on the matter;

(viii)

How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)

Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-CSR on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund’s most recently filed report on Form N-CSR within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.

Recordkeeping

The Fund shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)

A copy of this Policy;

(ii)

Proxy Statements received regarding Fund’s securities;

(iii)

Records of votes cast on behalf of Fund; and

(iv)

A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the TOP’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TOP that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.

Proxy Voting Committee

A.

General

The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or TOP, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand.

B.

Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

VI.

Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

TOP Fund Management, Inc.

PROXY VOTING AND DISCLOSURE POLICY

(Adopted July 1, 2003)

I.

Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that TOP Fund Management, Inc. (“Adviser”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.

Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.

A.

General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.

Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

1.

Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently Barry Ziskin.  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with Adviser’s President, currently Barry Ziskin, before voting the proxy.

2.

The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.

The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.

C.

Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.

Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.

Corporate Governance

1.

Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors.  In a contested election, Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Eliminate cumulative voting; and

•

Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•

Adopt the use of cumulative voting; and

•

Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.

Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.

Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Adopt confidential voting and independent tabulation of voting results; and

•

Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•

Adopt super-majority voting requirements; and

•

Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•

Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•

Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•

Adopt classified boards of directors;

•

Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•

Require a company to consider the non-financial effects of mergers or acquisitions.

5.

Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Eliminate preemptive rights.

B.

Compensation

1.

General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Require shareholders approval of golden parachutes.

And expects to generally vote against proposals to:

•

Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.

Stock Option Plans

Adviser evaluates proposed stock option plans and issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.  The Proxy Manager shall, with the assistance of Adviser management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the “Criteria”), which Criteria shall be used to evaluate stock option plan proposals.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•

Adopt executive stock option plans and stock option plans for outside directors, provided that the Proxy Manager determines that they meet the Criteria; and

•

Adopt employee ownership plans, provided that the Proxy Manager determines that (i) they meet the Criteria, (ii) they are limited to no more than 10% of outstanding the shares of the company; and (iii) they give employees the right to vote and tender shares allocated to their individual accounts;

And expects generally to vote against proposals to:

•

Adopt executive stock plans, outside director option plans and employee stock option plans that the Proxy Manager determines fail to meet the Criteria.

C.

Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.

IV.

Conflicts

In cases where Adviser is aware of a conflict between the interests of a client and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio company is a client or an affiliate of a client of Adviser), Adviser will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Adviser does not receive instructions from the client within three business days of the notice, Adviser may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.

Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted.  Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser.  Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  Adviser will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.

Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)

A copy of this Policy;

(ii)

Proxy Statements received regarding client securities;

(iii)

Records of votes cast on behalf of clients;

(iv)

Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)

Records of client requests for proxy voting information, and

(vi)

With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser.  These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Adopted as of this 1st day of July, 2003

 /s/ Barry Ziskin, President

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Barry Ziskin is the sole portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund.  Mr. Ziskin is the sole Director of the Adviser and his principal occupation is President of the Adviser, TOP Fund Management, Inc., a position he has held since 1983.  Mr. Ziskin has served as a Director of the Fund since 1983, as the Fund’s President since 1986 and as Fund Treasurer since 1999.   Mr. Ziskin also serves as president of an affiliate of the Adviser, Ziskin Asset Management, Inc. (“ZAM”), a position he has held since 1975.  ZAM is an affiliate of the Adviser.  Mr. Ziskin is the sole shareholder of the Adviser and ZAM.

(a) (2) (ii) & (iii) Mr. Ziskin managed the following number of accounts within each of the following categories as of February 28, 2007.  The total assets in these accounts are listed below:

ACCOUNT TYPE	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE CATEGORY as of 2/28/07
(A) Registered investment companies	1	$11,629,307
(B) Other pooled investment vehicles	0	$0
(C) Other accounts	2	$859,145

(a) (2) (iv) The portfolio manager does not believe that any material conflicts may arise in connection with The portfolio manager’s management of both the registrant’s investments and the investments of the other accounts.  Although the portfolio manager may purchase certain securities that will be used for the portfolios of the registrant and the separate accounts, these investments are allocated among the various portfolios pursuant to an objective formula that results in a fair allocation among the portfolios.

(a) (3) With respect to the registrant, the portfolio manager does not receive a salary or bonuses.   He is compensated by virtue of his ownership of the adviser pursuant to the terms of the advisory agreement with the registrant as specified in the annual report in Item 1 of this Form N-CSR.

With respect to the two separate accounts specified in Items 8 (a) (ii) and (iii) above, the portfolio manager is compensated by virtue of his ownership of ZAM, pursuant to the terms of the applicable agreement with those separate account clients.   On one such account, the advisory agreement provides for a fixed-rate of compensation.   On the other account, the adviser is compensated solely on the basis of performance, whereby the adviser received a fixed percentage of any net gains.

(a)(4) ANSWER:  Mr. Ziskin, the sole portfolio manager of the Fund, beneficially owned in excess of $1,000,000 as of the fiscal year ended December 31, 2006.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President

                         ----------------------------------

Date March 12, 2007

     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President

                        ------------------------

Date March 12, 2007